UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 2014

CME GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the 2014 CME Group Inc. (the “Company”) Annual Meeting of Shareholders held on May 21, 2014, (the “Annual Meeting”) shareholders approved proposals to adopt amendments to the Company’s Director Stock Plan and its Incentive Plan for Named Executive Officers. The amendments to the Director Stock Plan include an extension of the term of the plan to May 21, 2024. The amendments to the Incentive Plan for Named Executive Officers include an extension of the term until May 21, 2019 in accordance with Section 162(m) of the Internal Revenue Code and the addition of certain performance metrics.

The foregoing description is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the CME Group Inc. Director Stock Plan and the Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the close of business on March 26, 2014, the record date of the Annual Meeting, the Company had 335,783,451 shares of Class A common stock and 3,138 shares of Class B common stock issued and outstanding. The holders of a total of 287,483,105 shares of Class A and Class B common stock were present at the Annual Meeting, either in person or by proxy, which total constituted approximately 86% of the issued and outstanding shares on the record date for the Annual Meeting. Additionally, approximately 45% of the Class B-1, 41% of the Class B-2 and 39% of the Class B-3 shares of common stock were present at the Annual Meeting, either in person or by proxy.

The results of the proposals are as follows:

1.	The election of eighteen Equity Directors to serve until 2015 (elected by the Class A and Class B shareholders voting together as a single class):

Name	Votes For	Votes Against	Abstentions
Terrence A. Duffy	249,587,781	7,732,137	577,717
Phupinder S. Gill	250,871,543	6,512,528	513,564
Timothy S. Bitsberger	251,383,907	5,336,349	1,177,379
Charles P. Carey	248,391,839	7,254,370	2,251,426
Dennis H. Chookaszian	229,891,575	25,362,269	2,643,791
Martin J. Gepsman	248,148,851	8,673,949	1,074,835
Larry G. Gerdes	250,986,235	5,704,247	1,207,153
Daniel R. Glickman	248,539,794	8,239,602	1,118,239
J. Dennis Hastert	251,114,141	5,932,515	850,979
Leo Melamed	228,945,715	26,865,352	2,086,568
William P. Miller II	250,040,090	6,667,906	1,189,639
James E. Oliff	249,601,313	7,445,972	850,350
Edemir Pinto	248,525,886	6,846,605	2,525,144
Alex J. Pollock	249,416,060	7,170,535	1,311,040
John F. Sandner	246,778,761	8,906,919	2,211,955
Terry L. Savage	249,637,120	7,436,711	823,804
William R. Shepard	226,185,792	30,960,752	751,091
Dennis A. Suskind	251,668,168	5,148,771	1,080,696

There were a total of 29,585,470 broker non-votes in this proposal.

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2014 (ratified by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
282,707,606	4,201,656	573,843

3.	The approval, by advisory vote, of the compensation of the Company’s named executive officers (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
249,471,197	6,485,927	1,940,511

There were a total of 29,585,470 broker non-votes in this proposal.

4.	Approval of an amendment to the CME Group Inc. Director Stock Plan (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
247,251,655	9,342,931	1,303,049

There were a total of 29,585,470 broker non-votes in this proposal.

5.	Approval of an amendment to the CME Group Inc. Incentive Plan for our Named Executive Officers (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
250,513,253	6,209,508	1,174,874

There were a total of 29,585,470 broker non-votes in this proposal.

6.	Approval of an amendment to the CME Group Inc. Certificate of Incorporation to modify the director election rights of certain Class B shareholders resulting in a reduction in the number of “Class B directors” from six to three (failed to receive the requisite approval):

Class A and Class B shareholders voting together:

Votes For	Votes Against	Abstentions
252,235,984	5,241,154	420,497

There were a total of 29,585,470 broker non-votes in this proposal.

Class B-1 shareholders only:

Votes For	Votes Against	Abstentions
99	180	3

Class B-2 shareholders only:

Votes For	Votes Against	Abstentions
138	190	8

Class B-3 shareholders only:

Votes For	Votes Against	Abstentions
160	321	18

7.	The election of Class B Directors:

a.	The election of three Class B-1 Directors to serve until 2015 from a slate of four nominees (the nominees in bold were elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
Jeffrey M. Bernacchi	195	23	53
Bruce F. Johnson	174	43	54
Howard J. Siegel	193	29	49
Brett C. Simons	93	61	117

b.	The election of two Class B-2 Directors to serve until 2015 from a slate of four nominees (the nominees in bold were elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Raymond S. Cahnman	61	82	169
Patrick W. Maloney	113	73	126
Ronald A. Pankau	148	53	111
David J. Wescott	202	46	64

c.	The election of one Class B-3 Director to serve until 2015 from a slate of four nominees (the nominee in bold was elected by the Class B-3 shareholders):

Name	Votes For	Votes Against	Abstentions
Gary M. Katler	120	154	204
Peter J. Kosanovich	89	144	245
Robert J. Prosi	77	156	245
Steven E. Wollack	141	115	222

8.	The election of Class B Nominating Committees:

a.	The election of five members of the Class B-1 Nominating Committee to serve until 2015 from a slate of ten nominees (the nominees in bold were elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
William C. Bauman	118	27	126
Thomas A. Bentley	87	50	134
John G. Connelly	88	52	131
Michael J. Downs	115	41	115
John C. Garrity	133	28	110
Bradley S. Glass	83	56	132
Mark S. Kobilca	52	68	151
Douglas M. Monieson	95	47	129
Brian J. Muno	92	53	126
Jeremy J. Perlow	62	64	145

b.	The election of five members of the Class B-2 Nominating Committee to serve until 2015 from a slate of nine nominees (the nominees in bold were elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Jeffrey R. Carter	154	32	139
Richard J. Duran	128	44	153
Yra G. Harris	198	23	104
Timothy A. Lattner	102	50	173
Patrick J. Mulchrone	201	27	97
Robert J. Tierney	65	66	194
Stuart A. Unger	140	46	139
Gregory J. Veselica	123	49	153
Barry D. Ward	115	50	160

c.	The election of five members of the Class B-3 Nominating Committee to serve until 2015 from a slate of ten nominees (the nominees in bold were elected by the Class B-3 shareholders):

Name	Votes For		Votes Against	Abstentions
J. Kenny Carlin	199		75	206
Elizabeth A. Cook	262		53	165
Bryan P. Cooley	246		57	177
Lester E. Crockett Jr.	139		99	242
Laurence E. Dooley	138		94	248
Mario J. Florio	168		71	241
David P. Gaughan	159	*	89	232
Kevin P. Heaney	113		95	272
Scott D. Moore	95		117	268
Donald J. Sliter	159	*	92	229

*	Due to the tie, Messrs. Gaughan and Sliter came to an agreement whereby, Mr. Sliter would serve on the Class B-3 Nominating Committee.

Item 9.01. Financial Statements and Exhibits.

10.1	CME Group Inc. Director Stock Plan (Amended and Restated as of May 21, 2014)

10.2	Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers (Amended and Restated as of May 21, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: May 28, 2014	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary

Exhibit Index

10.1	CME Group Inc. Director Stock Plan (Amended and Restated as of May 21, 2014)

10.2	Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers (Amended and Restated as of May 21, 2014)